                                                                    EXHIBIT 10.4










                        UNITED DOMINION INDUSTRIES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

               (as amended and restated effective January 1, 1999)

                                Table of Contents


                                                                                                    Page

ARTICLE I NAME AND PURPOSE.............................................................................1

    Section 1.1.      Name.............................................................................1


    Section 1.2.      Purpose..........................................................................1


ARTICLE II CONSTRUCTION, DEFINITIONS AND APPLICABLE LAW................................................2

    Section 2.1.      Construction and Definitions.....................................................2


    Section 2.2.      Applicable Law..................................................................13


ARTICLE III           PARTICIPATION...................................................................13

    Section 3.1.      General.........................................................................13


    Section 3.2.      Eligibility.....................................................................13


ARTICLE IV BENEFITS...................................................................................14

    Section 4.1.      General.........................................................................14


    Section 4.2.      Normal Retirement...............................................................14


    Section 4.3.      Early Retirement................................................................15


    Section 4.4.      Delayed Retirement..............................................................15


    Section 4.5.      Termination After Six or More Years of Creditable Service.......................16


    Section 4.6.      Disability......................................................................16


    Section 4.7.      Death...........................................................................18


    Section 4.8.      Adjustment in Benefits..........................................................18


    Section 4.9.      Minimum Benefit.................................................................19


    Section 4.10.     Beneficiary or Beneficiaries....................................................19


    Section 4.11.     Change in Control...............................................................20


    Section 4.12.     Separation From Service Prior to Assumed Retirement Date........................21


ARTICLE V PLAN COMMITTEE..............................................................................21

    Section 5.1.      Appointment, Term of Office and Vacancy.........................................21


    Section 5.2.      Organization of Plan Committee..................................................21


    Section 5.3.      Powers of the Plan Committee....................................................22


    Section 5.4.      Expenses of Plan Committee......................................................22


    Section 5.5.      Indemnification of Plan Committee...............................................22


ARTICLE VI AMENDMENT AND TERMINATION..................................................................22

    Section 6.1.      Amendment of Plan...............................................................22


    Section 6.2.      Termination of Plan.............................................................22


    Section 6.3.      Procedure for Amendment or Termination..........................................23


    Section 6.4.      Effect of Amendment or Termination on Certain Benefits..........................23


ARTICLE VII MISCELLANEOUS.............................................................................23

    Section 7.1.      Adoption by a Subsidiary Corporation............................................23


    Section 7.2.      Authorization and Delegation to the Compensation and Human Resources Committee..24


    Section 7.3.      Spendthrift Clause..............................................................24


    Section 7.4.      Benefits Payable From General Assets of the Participating Employers.............24


    Section 7.5.      Allocation of Benefits Among theParticipating Employers.........................24


    Section 7.6.      Benefits Limited to the Plan....................................................25


ARTICLE VIII CLAIMS PROCEDURE.........................................................................25

    Section 8.1.      Claims Procedure................................................................25


    Section 8.2.      Agent for Service of Process....................................................27

                        UNITED DOMINION INDUSTRIES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
               (as amended and restated effective January 1, 1999)

         THIS INSTRUMENT is executed as of the _____ day of _______________, 1999 by UNITED DOMINION INDUSTRIES, INC. ("UDI").

                              Statement of Purpose

         UDI and certain of its subsidiaries (collectively, the "Participating Employers") sponsor the United Dominion Industries, Inc. Supplemental Executive Retirement Plan (the "Plan"). The Participating Employers desire to amend the Plan to (i) modify the definition of "Change in Control," (ii) provide for the full accrual of the "Target Retirement Benefit" following a Change in Control and (iii) provide for a reduction in benefits in the event of premature separation from service for certain Participants. The Participating Employers believe that such amendments can best be made by amending and restating the Plan in its entirety effective as of January 1, 1999. In Section 6.1 of the Plan, the Participating Employers have reserved the right to amend the Plan at any time in whole or part by resolution of the Compensation and Human Resources Committee, and such Committee has authorized and approved the amendments set forth herein.

         NOW, THEREFORE, the Participating Employers do hereby amend and restate the Plan effective as of January 1, 1999 to consist of the terms and provisions set forth in Article I through Article VIII, inclusive, as follows:

                                    ARTICLE I
                                NAME AND PURPOSE

         Section 1.1. Name. The Plan shall be known as the "United Dominion Industries, Inc. Supplemental Executive Retirement Plan."

         Section 1.2. Purpose. The purpose of the Plan is to provide certain Key Officers of the Participating Employers who are designated as Participants in this Plan with certain benefits in accordance with the provisions of the Plan.

                                   ARTICLE II
                  CONSTRUCTION, DEFINITIONS AND APPLICABLE LAW

         Section 2.1. Construction and Definitions.

         (a) Construction. Article, section and paragraph headings have been inserted for convenience of reference only in the Plan and are to be ignored in any construction of the provisions hereof. If any provision of the Plan shall for any reason be invalid or unenforceable, the remaining provisions shall nevertheless be valid, enforceable and fully effective.

         (b) Definitions. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                  (1) Adjusted Retirement Plan Compensation, with respect to a Retirement Plan, means:

                           (i) in the case of the United Dominion Industries,
                  Inc. Retirement Plan, "Earnings" as defined in that Retirement Plan;

                           (ii) in the case of the Marley Company Pension Plan
                  for Salaried Employees, "gross annual earnings" as defined in that Retirement Plan;

                           (iii) in the case of the Marley Cooling Tower Company
                  Pension Plan for Salaried Employees, "Compensation Base" as defined in that Retirement Plan;

                           (iv) in the case of the CMB Industries Pension Plan,
                  "Plan Compensation" as defined in that Retirement Plan; and

                           (v) in the case of the Core Industries Inc. Pension
                  Plan and the Benefit Equalization Plan for Certain Employees of Core Industries Inc., "Compensation" as defined in the Core Industries Inc. Pension Plan;

         provided, however, that notwithstanding any contrary provision in the applicable Retirement Plan (A) a Participant's Adjusted Retirement Plan Compensation for a Plan Year shall include any amount of such Participant's compensation that is (x) reduced during such Plan Year in accordance with Code Sections 401(k) or 125 or (y) deferred under any other plan or arrangement sponsored by a Participating Employer and (B) a Participant's Adjusted Retirement Plan Compensation for a Plan Year shall be determined without regard to the compensation limitation set forth in Code Section 401(a)(17).

                  (2) Assumed Retirement Benefit means, with respect to a Participant as of any date, the sum of annual benefits, if any, which would have been payable to such Participant as of such date under the applicable Retirement Plan, assuming for such purpose:

                           (A) in the case of a married Participant, that the
                  Participant had elected to receive such benefits in the form of a Joint and 50% Survivor Annuity; and

                           (B) in the case of an unmarried Participant, that the
                  Participant had elected to receive such benefits in the form of a Ten-Year Certain and Life Annuity.

         The foregoing assumptions are made solely for the purpose of determining the benefits, if any, payable under this Plan, and such assumptions shall be applied regardless of the actual method of payment used to provide such Participant's benefits under the applicable Retirement Plan.

                  (3) Assumed Retirement Date means, with respect to a Participant, the date the Participant attains the age of fifty-five
         (55) or such later date determined by the Compensation and Human Resources Committee in its sole and exclusive discretion at the time the Participant commences participation in the Plan.

                  (4) Beneficiary means the person(s) or entity(ies) designated by a Participant or the provisions of the Plan to receive such benefits as may become payable to such person(s) or entity(ies) in accordance with the provisions of the Plan.

                  (5) Change in Control means a change in control of United Dominion Industries, Inc., a Delaware corporation (the "Company"), of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if:

                           (A) The acquisition by any individual, entity or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company or United Dominion Industries Limited, a Canadian corporation ("Limited") (in each case, the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company or Limited entitled to vote generally in the election of directors (in each case, the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or Limited, (ii) any acquisition by the Company or Limited, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or Limited or any corporation controlled by or under common control with the Company or Limited or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (C); or

                           (B) Individuals who, as of the date hereof,
                  constitute the board of directors of Limited (the "Limited Board") cease for any reason to constitute at least a majority of the Limited Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Limited's shareholders, was approved by a vote of at least a majority of the directors then comprising the Limited Board shall be considered as though such individual were a member of the Limited Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Limited Board; or

                           (C) Consummation of a reorganization, merger or
                  consolidation or sale or other disposition of all or substantially all of the assets of the Company or Limited (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power or the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or Limited or all or substantially all of the Company's or Limited's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or Limited or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of any corporation resulting from such Business Combination, or any corporation with direct or indirect control over any such corporation, were members of the Limited Board at the time of the execution of the initial agreement, or of the action of the Board or the Limited Board, providing for such Business Combination; or

                           (D) Approval by the shareholders of the Company or
                  Limited of a complete liquidation or dissolution of the Company or Limited; or

                           (E) The Company or Limited executes an agreement, the
                  consummation of which would result in the occurrence of a Change in Control as described above.

                  (6) Claim means a claim for benefits under the Plan.

                  (7) Claimant means a person making a Claim.

                  (8) Code means the Internal Revenue Code of 1986, as amended from time to time, and references thereto shall include the valid Treasury regulations issued thereunder.

                  (9) Commuted Payment Amount means an amount equal to the actuarial equivalent single sum value of certain benefits payable under the Plan to the subject Participant calculated as of the applicable determination date, using the actuarial assumptions and procedures set forth on Exhibit A which is attached hereto and made a part hereof.

                  (10) Compensation and Human Resources Committee means the committee of United Dominion Industries, Ltd., the corporate parent of UDI, designated from time to time as the "Compensation and Human Resources Committee."

                  (11) Creditable Service means, with respect to a Participant as of any date, the sum of (A) and (B) where

                           (A) is such Participant's Years of Credited Service
                  determined in accordance with the applicable Retirement Plan as of January 1 of the Plan Year in which such Participant commences participation in the Plan; provided, however, at the time the Compensation and Human Resources Committee designates a Key Officer as a Participant in the Plan the Compensation and Human Resources Committee in its sole and exclusive discretion may increase or decrease the number of Years of Credited

                  Service to be credited to such Participant for purposes of this Section 2.1(b)(10)(A); and

                           (B) is such Participant's Years of Credited Service
                  determined in accordance with the provisions of the applicable Retirement Plan for periods from and after January 1 of the Plan Year in which such Participant commences participation in the Plan.

         In addition, at any time after a Key Officer has been designated a Participant in the Plan and prior to such Participant's separation from Service the Compensation and Human Resources Committee in its sole and exclusive discretion may increase such Participant's Years of Credited Service otherwise determined under Section 2.1(b)(10)(A) and 2.1(b)(10)(B) for purposes of determining such Participant's Creditable Service under the Plan.

                  (12) Delayed Retirement means, with respect to a Participant, such Participant's separation from Service after the Plan Year in which such Participant attains the Normal Retirement Age.

                  (13) Delayed Retirement Benefit means, with respect to a Participant, an annual amount equal to (A) minus (B) where

                           (A) is such Participant's Target Retirement Benefit
                  (computed on the basis of such Participant's Final Average Compensation at the time such Participant attained the Normal Retirement Age); and

                           (B) is the sum of such Participant's (i) Assumed
                  Retirement Benefit and (ii) Social Security Benefit.

                  (14) Disability means, with respect to a Participant, a condition entitling the Participant to disability benefits under the applicable Retirement Plan.

                  (15) Disabled means, with respect to a Participant, suffering a "Disability" as defined above.

                  (16) Early Retirement means, with respect to a Participant, such Participant's separation from Service after having attained age fifty-five (55).

                  (17) Early Retirement Benefit means, with respect to a Participant, an annual amount equal to (A) minus (B) where

                           (A) is such Participant's Target Retirement Benefit
                  reduced by one two hundredth (1/200) for each month that the date such Participant commences receiving such Participant's Early Retirement Benefit precedes the month in which such Participant would have attained age sixty-two (62); and

                           (B) is the sum of such Participant's (i) Assumed
                  Retirement Benefit and (ii) Social Security Benefit, which such Social Security Benefit shall be reduced by one two hundredth (1/200) for each month that the date such Participant commences receiving such Participant's Early Retirement Benefit precedes the month in which such Participant would have attained age sixty-two (62).

                  (18) Effective Date means, with respect to the Plan, January 1, 1996.

                  (19) Employment Commencement Date means, with respect to a Participant, the date the Participant commences Service with the Participating Employers or such other earlier date determined by the Compensation and Human Resources Committee in its sole and exclusive discretion at the time the Participant commences participation in the Plan.

                  (20) Final Average Compensation means, with respect to a Participant as of any determination date, the average of the annual Adjusted Retirement Plan Compensation paid to such Participant during the three (3) calendar years of highest Adjusted Retirement Plan Compensation (which calendar years need not be consecutive) during the ten (10) calendar years next preceding the earlier to occur of

                           (A) the calendar year in which such Participant
                  attains the Normal Retirement Age; or

                           (B) such Participant's separation from Service, to be
                  determined by dividing the aggregate Adjusted Retirement Plan Compensation received by the Participant during the appropriate three (3) calendar years by three (3). If a Participant has completed less than three (3) calendar years of Service as hereinabove provided, such Participant's Final Average Compensation shall be determined by dividing the aggregate Adjusted Retirement Plan Compensation received by the Participant during said calendar years by the number of such calendar years.

                  (21) Involuntary Termination Without Cause means termination by a Participating Employer of a Participant's employment with the Participating Employer without "cause." For purposes of this Plan, "cause" means: (i) conviction of the Participant for any crime constituting a felony in the jurisdiction in which committed, or the entry by the Participant of a plea of guilty to a felony in any such jurisdiction, (ii) any violation by the Participant of such Participant's fiduciary duty to any Participating Employer which has the effect, or any willful or intentional act of the Participant committed for the purpose, or having the reasonably foreseeable effect, of materially injuring any Participating Employer or its business or reputation or of improperly or unlawfully converting for the Participant's own personal benefit any material property of any Participating Employer, or (iii) chronic alcoholism or any other form of addiction that impairs the Participant's abilities to perform Participant's duties of employment with the Participating Employers.

                  (22) Joint and 50% Survivor Annuity means an annuity for the life of a Participant with a survivor annuity for the life of such Participant's spouse which is fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and such Participant's spouse.

                  (23) Key Officer means a person employed by any of the Participating Employers in the position of vice president or higher for a period of at least one (1) year.

                  (24) Long Term Disability Plan means, with respect to a Participant, the long term disability plan or arrangement (whether a group plan or otherwise) sponsored by a Participating Employer in which the Participant participates, if any.

                  (25) Long Term Disability Plan Benefit means, with respect to a Participant, the annual amount of benefits payable to a Disabled Participant from time to time pursuant to the provisions of the Long Term Disability Plan in which the Participant participates, if any.

                  (26) Normal Retirement means, with respect to a Participant, such Participant's separation from Service after attainment of the Normal Retirement Age.

                  (27) Normal Retirement Age means, with respect to a Participant, age sixty-two (62).

                  (28) Normal Retirement Benefit means, with respect to a Participant, an annual amount equal to (A) minus (B) where

                           (A) is such Participant's Target Retirement Benefit;
                  and

                           (B) is the sum of such Participant's (i) Assumed
                  Retirement Benefit and (ii) Social Security Benefit.

                  (29) Participant means a Key Officer who has been designated as a Participant in the Plan as provided in Section 3.2 of the Plan.

                  (30) Participating Employers means:

                           (A) United Dominion Industries, Inc., a Delaware
                  corporation;

                           (B) the following Subsidiary Corporations of United
                  Dominion Industries, Inc.:

                                    (i) The Marley Company, a Delaware
                           corporation;

                                    (ii) The Marley Cooling Tower Company, a
                           Delaware corporation;

                                    (iii) any other Subsidiary Corporations of
                           United Dominion Industries, Inc. participating in one of the Retirement Plans as of January 1, 1999; and

                           (C) those Subsidiary Corporations of United Dominion
                  Industries, Inc. which in the future adopt the Plan pursuant to the provisions of Section 7.1 hereof.

                  (31) Plan means the United Dominion Industries, Inc. Supplemental Executive Retirement Plan, as amended from time to time.

                  (32) Plan Committee means the committee described in Article V hereof.

                  (33) Plan Year means the calendar year.

                  (34) Retirement means, with respect to a Participant, such Participant's separation from Service on account of such Participant's Normal Retirement, Early Retirement or Delayed Retirement.

                  (35) Retirement Plan means each of the following as in effect from time to time: (i) the United Dominion Industries, Inc. Retirement Plan, (ii) the Marley Company Pension Plan for Salaried Employees,
         (iii) the Marley Cooling Tower Company Pension

         Plan for Salaried Employees, (iv) the CMB Industries Pension Plan, (v) the Core Industries Inc. Pension Plan and (vi) the Benefit Equalization Plan for Certain Employees of Core Industries Inc. These plans are sometimes referred to collectively herein as the "Retirement Plans."

                  (36) Service means employment by United Dominion Industries, Inc. or any Subsidiary Corporation.

                  (37) Social Security Benefit means, with respect to a Participant, the annual Primary Insurance Amount estimated by the Plan Committee to be payable to the Participant at age sixty-five (65) under the Federal Social Security Act as in effect on the date of determination; provided, however, that;

                           (A) the Social Security Benefit for a Participant who
                  dies, retires or terminates employment prior to age sixty-five
                  (65) shall be calculated assuming that (A) the Participant will not receive any future wages which would be treated as wages for purposes of the Federal Social Security Act and (B) the Participant will elect to begin receiving the Participant's Social Security Benefit as of the earliest age then allowable under the Federal Social Security Act, or if later, the actual date of Retirement; and

                           (B) the Social Security Benefit, once calculated,
                  shall be frozen as of the date the Participant dies, retires or terminates employment, whichever is applicable.

                  (38) Subsidiary Corporation means

                           (A) any corporation more than fifty percent (50%) of
                  whose outstanding voting capital stock is owned by United Dominion Industries, Inc.;

                           (B) any corporation at least eighty percent (80%) of
                  whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation more than fifty percent (50%) of whose outstanding voting capital stock is owned by United Dominion Industries, Inc.; or

                           (C) any corporation at least eighty percent (80%) of
                  whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation described in subparagraph (B) above.

                  (39) Surviving Spouse means, with respect to a deceased Participant, the person, if any, who was married to such deceased Participant on the date of such deceased Participant's death.

                  (40) Target Retirement Benefit means, with respect to a Participant as of any date, an annual amount equal to the product of
         (A) multiplied by (B) where

                           (A) is sixty percent (60%) of such Participant's
                  Final Average Compensation; and

                           (B) is a percentage determined under the following
                  schedule:

                           Completed Years of                      Applicable
                           Creditable Service                      Percentage
                           ------------------                      ----------
                             5 or less...................................0%
                             6..........................................10%
                             7..........................................20%
                             8..........................................30%
                             9..........................................40%
                             10.........................................50%
                             11.........................................60%
                             12.........................................70%
                             13.........................................80%
                             14.........................................90%
                             15 or more................................100%

                  Notwithstanding the foregoing schedule, if a Change in Control occurs, then the "Applicable Percentage" for a Participant in Service immediately prior to the date of the Change in Control shall be one hundred percent (100%) from and after the date of such Change in Control.

                  (41) Ten-Year Certain and Life Annuity means a monthly amount payable to a Participant beginning on the date benefits are to commence under the Plan and continuing on the last day of each calendar month thereafter for ten (10) consecutive years certain and thereafter on the last day of each calendar month until the death of such Participant and providing that in the event that such Participant shall die prior to the expiration of the ten (10) year-certain period, payments for the remainder of such period shall be made to such Participant's Beneficiary.

                  (42) Years of Credited Service means, with respect to a Participant, (i) under (A) the United Dominion Industries, Inc. Retirement Plan, (B) the Marley Company Pension Plan for Salaried Employees, (C) the Marley Cooling Tower Company Pension Plan for Salaried Employees, (D) the Core Industries Inc. Pension Plan and (E) the Benefit Equalization Plan for Certain Employees of Core Industries Inc., such Participant's "Years of Credited Service" determined in accordance with the provisions of the applicable Retirement Plan and
         (ii) under the CMB Industries Pension Plan, such Participant's "total years of service" used for determining benefits in accordance with the provisions of the CMB Industries Pension Plan.

                  (43) Years of Service Fraction means, with respect to a Participant, a fraction (A) the numerator of which equals the number of full or partial years between such Participant's Employment Commencement Date and the date of such Participant's separation from Service and (B) the denominator of which equals the number of full or partial years between such Participant's Employment Commencement Date and such Participant's Assumed Retirement Date.

         Section 2.2. Applicable Law. The Plan shall be construed, administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the State of North Carolina.

                                   ARTICLE III
                                  PARTICIPATION

         Section 3.1. General. No person shall become a Participant unless or until such person is or becomes a Key Officer. In addition, in no event shall any Key Officer be eligible to participate in the Plan prior to the Effective Date of the Plan.

         Section 3.2. Eligibility. The Compensation and Human Resources Committee, in its sole and exclusive discretion, shall determine which Key Officers shall become Participants. Designation of Key Officers as Participants shall be made in such manner as the Compensation and Human Resources Committee shall determine from time to time.

                                   ARTICLE IV
                                    BENEFITS

         Section 4.1. General. In the event a Participant separates from Service after completion of six (6) or more years of Creditable Service, such Participant shall become entitled to the applicable retirement benefit provided for in Section 4.2, Section 4.3, Section 4.4 or Section 4.5. In the event a Participant becomes Disabled prior to the attainment of the Normal Retirement Age, such Participant shall become entitled to the benefits, if any, provided for in Section 4.6. In the event a Participant separates from Service on account of death while in Service, the benefits, if any, provided for in Section 4.7 shall be paid to the Participant's Surviving Spouse. In the event a Participant separates from Service for a reason other than as described above, then no benefit shall be payable to such Participant under the Plan, subject to the provisions of Section 4.9 (regarding certain minimum benefits) and Section 4.11 (regarding benefits after a Change in Control). The Participating Employers shall withhold from any payment of Plan benefits to a Participant (or Surviving Spouse or Beneficiary, if applicable) any federal, state or local income or employment taxes required by law to be withheld from such payment and shall remit such taxes to the proper taxing authority.

         Section 4.2. Normal Retirement. Subject to the provisions of Sections
4.8 and 4.12 and Article VI, a Participant who separates from Service for a reason other than death

                  (i) after having completed at least six (6) years of Creditable Service, and

                  (ii) following the attainment of the Normal Retirement Age and prior to the end of the Plan Year in which such Participant attains the Normal Retirement Age,

shall become entitled to such Participant's Normal Retirement Benefit. If such Participant is unmarried at the time of such Participant's separation from Service, such Participant's Normal Retirement Benefit shall be payable in the form of a Ten-Year Certain and Life Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Normal Retirement Benefit. If such Participant is married at the time of such Participant's separation from Service, such Participant's Normal Retirement Benefit shall be payable in the form of a Joint and 50% Survivor Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Normal Retirement Benefit. A Participant's Normal Retirement

Benefit shall commence and thereafter be paid at the same time as such Participant's benefits under the applicable Retirement Plan.

         Section 4.3. Early Retirement. Subject to the provisions of Sections
4.8 and 4.12 and Article VI, a Participant who separates from Service for a reason other than death

                  (i) after having completed at least six (6) years of Creditable Service, and

                  (ii) after having attained age fifty-five (55) but prior to having attained the Normal Retirement Age,

shall become entitled to such Participant's Early Retirement Benefit. If such Participant is unmarried at the time of such Participant's separation from Service, such Participant's Early Retirement Benefit shall be payable in the form of a Ten-Year Certain and Life Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Early Retirement Benefit. If such Participant is married at the time of such Participant's separation from Service, such Participant's Early Retirement Benefit shall be payable in the form of a Joint and 50% Survivor Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Early Retirement Benefit. A Participant's Early Retirement Benefit shall commence and thereafter be paid at the same time as such Participant's benefits under the applicable Retirement Plan.

         Section 4.4. Delayed Retirement. Subject to the provisions of Sections
4.8 and 4.12 and Article VI, a Participant who separates from Service for a reason other than death

                  (i) after having completed at least six (6) years of Creditable Service, and

                  (ii) after the Plan Year in which such Participant attains the Normal Retirement Age,

shall become entitled to such Participant's Delayed Retirement Benefit. If such Participant is unmarried at the time of such Participant's separation from Service, such Participant's Delayed Retirement Benefit shall be payable in the form of a Ten-Year Certain and Life Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Delayed Retirement Benefit. If such Participant is married at the time of such Participant's separation from Service, such Participant's Delayed Retirement Benefit shall be payable in the form of a Joint and 50% Survivor Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Delayed Retirement Benefit. A Participant's Delayed Retirement

Benefit shall commence and thereafter be paid at the same time as such Participant's benefits under the applicable Retirement Plan.

         Section 4.5. Termination After Six or More Years of Creditable Service. Subject to the provisions of Sections 4.8 and 4.12 and Article VI, a Participant who separates from Service for a reason other than death

                  (i) after having completed at least six (6) years of Creditable Service, and

                  (ii) before reaching age fifty-five (55),

shall become entitled to such Participant's Early Retirement Benefit. If such Participant is unmarried at the time of such Participant's separation from Service, such Participant's Early Retirement Benefit shall be payable in the form of a Ten-Year Certain and Life Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Early Retirement Benefit. If such Participant is married at the time of such Participant's separation from Service, such Participant's Early Retirement Benefit shall be payable in the form of a Joint and 50% Survivor Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Early Retirement Benefit. A Participant's Early Retirement Benefit under this Section
4.5 shall commence and thereafter be paid at the same time as such Participant's benefits under the applicable Retirement Plan; provided, however, that in no event shall a Participant's Early Retirement Benefit under this Section 4.5 commence prior to the Participant attaining at least age fifty-five (55).

         Section 4.6. Disability. In the event a Participant becomes Disabled prior to the attainment of the Normal Retirement Age, the following provisions shall apply:

                  (a) Such Participant shall be entitled to receive such Participant's Long Term Disability Plan Benefit, if any, provided for under the Long Term Disability Plan in which the Participant participates, if any.

                  (b) For purposes of determining such Participant's benefits under this Plan, such Participant's Creditable Service shall include such Participant's period of Disability to the extent provided in the applicable Retirement Plan, and such Participant's Final Average Compensation shall be determined as of the date such Participant became Disabled.

                  (c) In the event such Participant remains Disabled until such Participant attains the Normal Retirement Age, then subject to the provisions of Section 4.8 and Article VI, such Participant shall be entitled to receive such Participant's Normal Retirement Benefit as provided in Section 4.2 and Section 4.6(b); provided, however, the amount of such Participant's Normal Retirement Benefit otherwise payable as determined in accordance with Section 4.2 and Section 4.6(b) shall be reduced by such Participant's Long Term Disability Plan Benefit, if any, payable after such Participant attains the Normal Retirement Age.

                  (d) In the event such Participant ceases to be Disabled for a reason other than death prior to the attainment of the Normal Retirement Age and such Participant does not reenter active Service upon the cessation of such Participant's Disability, then such Participant shall be deemed to have separated from Service as of the date of the cessation of such Participant's Disability. If such Participant is eligible for Early Retirement on the date such Participant is deemed to have separated from Service, or if the Participant has completed at least six (6) years of Creditable Service as of such date, then subject to the provisions of Section 4.8 and
         Article VI, such Participant shall become entitled to such Participant's Early Retirement Benefit determined in accordance with the provisions of Section 4.3 or Section 4.5, as applicable, and
         Section 4.6(b). If such Participant is not eligible for Early Retirement or had not completed at least six (6) years of Creditable Service on the date such Participant is deemed to have separated from Service, then no benefits shall be payable to such Participant under this Plan.

                  (e) In the event such Participant ceases to be Disabled for a reason other than death prior to the attainment of the Normal Retirement Age and such Participant reenters active Service upon the cessation of such Participant's Disability, then such Participant's Creditable Service shall include such Participant's period of Disability to the extent provided in the applicable Retirement Plan and such Participant shall resume active participation in the Plan on the date such Participant reenters active Service.

                  (f) If a Participant becomes eligible to receive such Participant's Early Retirement Benefit determined in accordance with the provisions of Section 4.3 or Section 4.5, as applicable, and
         Section 4.6(b), the amount of such Early Retirement

         Benefit shall be reduced by such Participant's Long-Term Disability Plan Benefit, if any, payable after the commencement of such Early Retirement Benefit.

         Section 4.7. Death.

         (a) Death After Commencement of Benefits. In the event a Participant dies following the commencement of such Participant's benefits under the Plan, the benefits, if any, payable after such Participant's death shall be determined in accordance with the provisions of such Joint and 50% Survivor Annuity or Ten-Year Certain and Life Annuity, as applicable, pursuant to which such Participant was receiving or entitled to receive benefits at the time of such Participant's death.

         (b) Death While in Service. If a Participant dies while in Service or while Disabled at a time when the Participant would have been eligible for a benefit under the provisions of Sections 4.2, 4.3, 4.4 or 4.5 had the Participant then separated from Service, a death benefit shall be payable to the Participant's Surviving Spouse, if any, under the provisions of this Section 4.7(b). If there is no Surviving Spouse, there shall be no death benefit under the Plan. If there is a Surviving Spouse, the amount of the death benefit shall be determined as follows:

                  (i) First, the Participant shall be deemed to have separated from Service immediately prior to death;

                  (ii) Second, the Participant shall be deemed to have begun the benefits payable under this Plan as of the earliest possible date in the form of a Joint and 50% Survivor Annuity; and

                  (iii) Third, the Participant shall be deemed to have died immediately after commencement of the Joint and 50% Survivor Annuity.

For purposes of determining the amount of benefits payable under this Section 4.7(b), the deceased Participant's Assumed Retirement Benefit shall be determined under the same assumptions set forth above. The death benefit payable to a Surviving Spouse shall commence on the earliest possible date the survivor benefit would have begun being paid to the Surviving Spouse under the assumptions set forth above.

         (c) Article VI Controlling. The provisions of this Section 4.7 shall be subject to the provisions of Article VI.

         Section 4.8. Adjustment in Benefits. A Participant's Assumed Retirement Benefit and Long Term Disability Plan Benefit can vary from time to time under the terms of the applicable

Retirement Plan and the applicable Long Term Disability Plan or because of possible future amendments to such Plans at the election of the Participating Employers or as may be required by applicable law. As of each date on which any benefit payable to a Participant (or his Surviving Spouse or Beneficiary) under the applicable Retirement Plan or the applicable Long Term Disability Plan changes for any reason, there shall be a recalculation of the benefits, if any, payable under this Plan (based on the assumptions contained herein) to such Participant (or his Surviving Spouse or Beneficiary) using the benefits then payable under the applicable Retirement Plan and the applicable Long Term Disability Plan as a result of such changes. Such increased or decreased benefits payable under this Plan shall become effective at the same time as the change in benefits under the applicable Retirement Plan and the applicable Long Term Disability Plan. Notwithstanding the provisions of this Section 4.8, once a Participant's Social Security Benefit is determined for purposes of determining benefits payable under this Plan, such benefits shall not be subject to recalculation after benefits commence under the terms of this Plan due to increases or decreases in benefits payable from time to time under the Federal Social Security Act.

         Section 4.9. Minimum Benefit. Notwithstanding any provision of the Plan to the contrary, in no event shall the amount of a Participant's retirement benefit under Sections 4.2, 4.3, 4.4 or 4.5, as applicable, or the amount of a Surviving Spouse's death benefit under Section 4.7(b), if applicable, be less than the amount of the benefit (expressed in the same form of benefit as payable under this Plan) that would have been payable to the Participant or the Participant's Surviving Spouse, if applicable, under the Restoration Plan for the Salaried Defined Benefit Retirement Plans of United Dominion Industries, Inc. as in effect from time to time had the Participant been a participant in that plan.

         Section 4.10. Beneficiary or Beneficiaries.

         (a) Designation or Change of Beneficiary by a Participant. Each Participant may from time to time designate the person(s) or entity(ies) to whom any survivor benefit is to be paid under the Ten-Year Certain and Life Annuity method. A Participant may from time to time change such designation and upon any such change, any previously designated Beneficiary's right to receive any benefits under the Plan shall terminate. In order to be effective, any designation or change of designation of a Beneficiary must be made on a form furnished by the Plan Committee and signed by the Participant and received by the Plan Committee while the

Participant is alive. If a Beneficiary of a deceased Participant shall survive the deceased Participant but die prior to the receipt of all benefits payable to said Beneficiary under the Plan, then such benefits as would have been payable to said deceased Beneficiary shall be paid to such Beneficiary's estate at the same time and in the same manner as such benefits would have been payable to said deceased Beneficiary.

         (b) Beneficiary Designated by the Plan. In the event that a Participant shall die without having designated a Beneficiary, or in the event that a Participant shall die having revoked an earlier Beneficiary designation without having effectively designated another Beneficiary, or in the event that a Participant shall die but the Beneficiary designated by such Participant shall fail to survive such Participant, then and in any such event, the person(s) who shall constitute the Beneficiary of such deceased Participant shall be determined as follows:

                  (i) In the event said deceased Participant is survived by a child, children or by issue of a deceased child or children, such surviving children and surviving issue of such deceased children shall share as Beneficiaries on a per stirpes basis, the issue of a deceased child of the deceased Participant to take per stirpes the same share their parent would have taken if living.

                  (ii) In the event said deceased Participant is not survived by any person described in subparagraph (i), then said deceased Participant's estate shall be such deceased Participant's Beneficiary.

         Section 4.11. Change in Control.

         (a) Separation From Service Prior to a Change in Control. If a Participant separates from Service prior to a Change in Control and is receiving benefits under the Plan as of the date of such Change in Control or is entitled to receive future benefits under the Plan as of a date following such Change in Control, then within thirty (30) days following the Change in Control the Participant shall be paid in a single cash payment the Commuted Payment Amount of the Participant's benefits (or, if applicable, remaining benefits) under the Plan determined as of the date of such Change in Control unless the Participant waived the application of this Section 4.11(a) at the time the Participant separated from Service in accordance with procedures prescribed by the Plan Committee for such purpose from time to time.

         (b) Separation From Service On or After a Change in Control. If a Participant separates from Service on or after the date of a Change in Control, then within thirty (30) days following the Participant's separation from Service the Participant shall be paid in a single cash payment the Commuted Payment Amount of the Participant's benefits under the Plan determined as of the date of such separation from Service.

         Section 4.12. Separation From Service Prior to Assumed Retirement Date. Notwithstanding any provision of the Plan to the contrary, if a Participant separates from Service prior to such Participant's Assumed Retirement Date for any reason other than death, Disability or Involuntary Termination Without Cause, then the amount of the Participant's retirement benefit under Section 4.2, 4.3, 4.4 or 4.5, as applicable, shall be reduced by multiplying the amount of the applicable retirement benefit by the Participant's Years of Service Fraction. In no event shall this Section 4.12 apply in the event of a Participant's separation from Service after a Change in Control. In addition, the provisions of this Section 4.12 shall not apply to any Participant who became a Participant in the Plan prior to January 1, 1999.

                                    ARTICLE V
                                 PLAN COMMITTEE

         Section 5.1. Appointment, Term of Office and Vacancy. The Plan Committee shall consist of one or more persons from the United Dominion Industries, Inc. Human Resources Department who are appointed to the Plan Committee by the Compensation and Human Resources Committee and who shall serve at the pleasure of the Compensation and Human Resources Committee. The Compensation and Human Resources Committee shall have the absolute right to remove any member of the Plan Committee at any time, with or without cause, and any member of the Plan Committee shall have the right to resign at any time. If a vacancy in the Plan Committee should occur, from death, resignation, removal or otherwise, a successor shall be appointed by the Compensation and Human Resources Committee.

         Section 5.2. Organization of Plan Committee. The Compensation and Human Resources Committee shall designate one of the members of the Plan Committee to serve as its Chairman, one member as its Vice-Chairman and one member as its Secretary. One person may hold more than one office. The Plan Committee may appoint such agents, who need not be members of the Plan Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agent such powers and duties, whether ministerial or discretionary, as the Plan Committee may deem expedient or appropriate. The Plan Committee shall act by majority vote and may adopt such bylaws, rules and regulations as it deems desirable for the conduct of its affairs. The members of the Plan Committee shall serve as such without compensation.

         Section 5.3. Powers of the Plan Committee. The Plan Committee shall administer the Plan. The Plan Committee shall have all the powers to enable it to carry out its duties under the Plan properly. Not in limitation of the foregoing, the Plan Committee shall have the power to construe and interpret the Plan and determine all questions that shall arise thereunder. It shall decide all questions relating to eligibility to receive benefits under the Plan. The Plan Committee shall have such other and further specified duties, powers, authority and discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it. The decision of the Plan Committee upon all matters within the scope of its authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

         Section 5.4. Expenses of Plan Committee. The reasonable expenses of the Plan Committee incurred by the Plan Committee in the performance of its duties under the Plan, including without limitation, reasonable counsel fees and expenses of other agents, shall be paid by the Participating Employers.

         Section 5.5. Indemnification of Plan Committee. To the extent permitted by applicable law, the Participating Employers shall indemnify and hold harmless each member of the Plan Committee from and against any and all liability, claims, demands, costs, and expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.

                                   ARTICLE VI
                            AMENDMENT AND TERMINATION

         Section 6.1. Amendment of Plan. Subject to the provisions of Section 6.4, the Participating Employers expressly reserve the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan for whatever reason(s) the Participating Employers may deem appropriate.

         Section 6.2. Termination of Plan. Subject to the provisions of Section 6.4, the Participating Employers expressly reserve the right, at any time and for whatever reason they may deem appropriate, to terminate the Plan.

         Section 6.3. Procedure for Amendment or Termination. Any amendment to the Plan or termination of the Plan shall be made by the Participating Employers by resolution of the Compensation and Human Resources Committee, and evidenced by a written instrument of United Dominion Industries, Inc., and shall not require the approval or consent of any Participant or Beneficiary in order to be effective.

         Section 6.4. Effect of Amendment or Termination on Certain Benefits.

         (a) No amendment or termination of the Plan shall reduce or eliminate the benefits (if any) payable under the Plan (without regard to such amendment or termination) to any Participant, Surviving Spouse or Beneficiary who commenced receiving benefits under the Plan prior to the amendment or termination date.

         (b) No amendment or termination of the Plan shall:

                  (i) reduce the amount of a Participant's Normal, Early or Delayed Retirement Benefit, as applicable, below the amount of such benefit determined immediately prior to such amendment or termination date based on the terms and provisions of the Plan then in effect as if the Participant had separated from Service at such time;

                  (ii) reduce the amount of a Participant's death benefit payable to the Participant's Surviving Spouse below the amount of such benefit determined immediately prior to such amendment or termination date based on the terms and provisions of the Plan then in effect as if the Participant had died while in Service at such time;

                  (iii) from and after the date of a Change in Control, reduce the Commuted Payment Amount of a Participant below the amount of such benefit determined immediately prior to such amendment or termination date based on the terms and provisions of the Plan then in effect as if the Participant had separated from Service at such time; or

                  (iv) from and after the date of a Change in Control, modify or eliminate a Participant's right to be paid the Commuted Payment Amount in a single cash payment to the extent provided in the Plan immediately prior to the Change in Control.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1. Adoption by a Subsidiary Corporation. A Subsidiary Corporation may, with the approval of the Compensation and Human Resources Committee and the Board of Directors of such Subsidiary Corporation, elect to adopt the Plan as of the date mutually agreeable to the Compensation and Human Resources Committee and the Board of Directors of such Subsidiary Corporation. Any such adoption of the Plan by a Subsidiary Corporation shall be evidenced by an appropriate instrument of adoption executed by such Subsidiary Corporation.

         Section 7.2. Authorization and Delegation to the Compensation and Human Resources Committee. Each Subsidiary Corporation which is or hereafter becomes a Participating Employer authorizes and empowers the Compensation and Human Resources Committee (i) to amend or terminate the Plan without further action by said Subsidiary Corporation as provided in Article VI and (ii) to perform such other acts and do such other things as the Compensation and Human Resources Committee is expressly directed, authorized or permitted to perform or do as provided herein.

         Section 7.3. Spendthrift Clause. To the extent permitted by law, no benefits payable under the Plan shall be subject to the claim of any creditor of any Participant or to any legal process by any creditor of any Participant and no Participant entitled to benefits hereunder shall have any right whatsoever to alienate, commute, anticipate or assign any benefits under the Plan.

         Section 7.4. Benefits Payable From General Assets of the Participating Employers. All benefits payable hereunder shall be paid from the general assets of the Participating Employers. No assets of the Participating Employers shall be segregated or placed in trust pursuant to the Plan in a manner which would put such asset beyond the reach of the general creditors of any of the Participating Employers, and the rights of any Participant (or Surviving Spouse or Beneficiary) to receive any benefits hereunder shall be no greater than the right of any general, unsecured creditor of the Participating Employers. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Participating Employers and a Participant. In the event the Participating Employers purchase any insurance policies insuring the life of any Participant hereunder, no Participant shall have any rights whatsoever therein and the Participating Employers shall be the sole owner and beneficiary thereof and shall possess and exercise all incidents of ownership therein.

         Section 7.5. Allocation of Benefits Among the Participating Employers. The benefits payable under the Plan to a particular Participant (or Surviving Spouse or Beneficiary, if applicable) shall be allocated among the Participating Employers in such proportion as shall reasonably reflect the proportion of such Participant's benefits under the Plan that are attributable to such Participant's employment by, and compensation from, the respective Participating Employers (or their predecessors in interest).

         Section 7.6. Benefits Limited to the Plan. Participation in the Plan shall not give a Participant any right to be retained in the employ of any one or more of the Participating Employers nor, upon dismissal, any right or interest in the Plan except as expressly provided herein.

                                  ARTICLE VIII
                                CLAIMS PROCEDURE

         Section 8.1. Claims Procedure.

         (a) General. In the event that a Claimant has a Claim under the Plan, such Claim shall be made by the Claimant's filing a notice thereof with the Plan Committee within ninety (90) days after such Claimant first has knowledge of such Claim. Each Claimant who has submitted a Claim to the Plan Committee shall be afforded a reasonable opportunity to state such Claimant's position and to present evidence and other material relevant to the Claim to the Plan Committee for its consideration in rendering its decision with respect thereto. The Plan Committee shall render its decision in writing within sixty (60) days after the Claim is referred to it, and a copy of such written decision shall be furnished to the Claimant.

         (b) Notice of Decision of Plan Committee. Each Claimant whose Claim has been denied by the Plan Committee shall be provided written notice thereof, which notice shall set forth:

                  (i) the specific reason(s) for the denial;

                  (ii) specific reference to pertinent provision(s) of the Plan upon which such denial is based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect such Claim and an explanation of why such material or information is necessary; and

                  (iv) an explanation of the procedure hereunder for review of such Claim;

all in a manner calculated to be understood by such Claimant.

         (c) Review of Decision of Plan Committee. Each such Claimant shall be afforded a reasonable opportunity for a full and fair review of the decision of the Plan Committee denying the Claim. Such review shall be by the Compensation and Human Resources Committee. Such appeal shall be made within ninety (90) days after the Claimant received the written decision of the Plan Committee and shall be made by the written request of the Claimant or such Claimant's duly authorized representative of the Compensation and Human Resources Committee. In the event of appeal, the Claimant or such Claimant's duly authorized representative may review pertinent documents and submit issues and comments in writing to the Compensation and Human Resources Committee. The Compensation and Human Resources Committee shall review the following:

                  (i) the initial proceedings of the Plan Committee with respect to such Claim;

                  (ii) such issues and comments as were submitted in writing by the Claimant or the Claimant's duly authorized representative; and

                  (iii) such other material and information as the Compensation and Human Resources Committee, in its sole discretion, deems advisable for a full and fair review of the decision of the Plan Committee.

The Compensation and Human Resources Committee may approve, disapprove or modify the decision of the Plan Committee, in whole or in part, or may take such other action with respect to such appeal as it deems appropriate. The decision of the Compensation and Human Resources Committee with respect to such appeal shall be made promptly, and in no event later than sixty (60) days after receipt of such appeal, unless special circumstances require an extension of such time within which to render such decision, in which event such decision shall be rendered as soon as possible and in no event later than one hundred twenty (120) days following receipt of such appeal. The decision of the Compensation and Human Resources Committee shall be in writing and in a manner calculated to be understood by the Claimant and shall include specific reasons for such decision and set forth specific references to the pertinent provisions of the Plan upon which such decision is based. The Claimant shall be furnished a copy of the written decision of the Compensation and Human Resources Committee. Such decision shall be final and conclusive upon all persons interested therein, except to the extent otherwise provided by applicable law.

         Section 8.2. Agent for Service of Process. United Dominion Industries, Inc. shall be the agent for service of legal process upon this Plan, and its address for such purpose shall be the address of its principal place of business in Charlotte, North Carolina.

         IN WITNESS WHEREOF, the undersigned authorized officers of United Dominion Industries, Inc. have executed this instrument on behalf of the Participating Employers as of the day and year first above written.

                                       UNITED DOMINION INDUSTRIES, INC.



                                       By: /s/ Glenn A. Eisenberg
                                            Name: Glenn A. Eisenberg
                                            Title: President & COO


                                       By: /s/ Richard L. Magee
                                            Name: Richard L. Magee
                                            Title: Vice President & Secretary

                                    EXHIBIT A

                         Assumptions and Procedures for
                       Determining Commuted Payment Amount

In accordance with Section 2.1(b)(8), Section 4.11 and Section 6.4, the following procedures and assumptions shall be used to determine the actuarial equivalent single sum value ("AESSV") of certain benefits under the Plan:

(1) Benefit Calculation Date. For purposes of this Exhibit A, the "Benefit Calculation Date" for a Participant shall be determined as follows:

         (a) For a Participant who separates from Service on or after the date of a Change in Control, the "Benefit Calculation Date" shall be the date of such Participant's separation from Service.

         (b) For a Participant who separates from Service prior to the Change in Control and is receiving benefits under the Plan as of the date of such Change in Control or is entitled to receive future benefits under the Plan as of a date following such Change in Control, the "Benefit Calculation Date" shall be the date of the Change in Control.

(2) Date of Distribution. The "Date of Distribution" shall be the date as of which the Commuted Payment Amount shall be paid and shall occur within thirty (30) days after the applicable Benefit Calculation Date; provided, however, that if for reasons of administrative practicality a later date is required, the Date of Distribution shall be such later date which is the earliest possible date on which the calculation can be finalized and payment made.

(3)      Calculation Procedures.

         (a) Participant Under Age 55 not in Pay Status. For a Participant who is under age 55 and not receiving benefits under the Plan, determine the AESSV at age 55 of the Participant's Early Retirement Benefit calculated as of the Benefit Calculation Date assuming that payment of such benefit commences at age 55 and using the actuarial assumptions set forth below. Then discount that AESSV to the applicable Date of Distribution using the interest rate assumption set forth below.

         (b) Participant Age 55 or Older not in Pay Status. For a Participant who is age 55 or older and not receiving benefits under the Plan, determine the AESSV at the Date of Distribution of the Participant's Normal, Early or Delayed Retirement Benefit (as applicable) calculated as of the Benefit Calculation Date assuming such benefit commences as of the Date of Distribution and using the actuarial assumptions set forth below.

         (c) Participant in Pay Status. For a Participant receiving benefits under the Plan, determine the AESSV at the Date of Distribution of the Participant's remaining benefits payable under the Plan as of the Benefit Calculation Date using the actuarial assumptions set forth below.

(4) Actuarial Assumptions. The mortality and interest/discount rate assumptions for purposes of determining the AESSV of a benefit shall be the mortality and interest rate assumptions for lump sum payments in effect under the United Dominion Industries, Inc. Retirement Plan as in effect on the applicable Benefit Calculation Date. As of the effective date of this Plan, such assumptions are as follows:

                  Mortality: The "applicable mortality table," as such term in defined in Section 417(e)(3) of the Code, as amended by the Retirement Protection Act of 1994.

                  Interest: The "applicable interest rate," as such term is defined in Section 417(e) of the Code, as amended by the Retirement Protection Act of 1994. The "lookback month" (within the meaning of Treas. Reg. Section 1.417(e)-1T(d)(4)(iii)) for the determination of the applicable interest rate with respect to a calculation on a Benefit Calculation Date during a Plan Year shall be the November immediately preceding such Plan Year. The "stability period" (within the meaning of Treas. Reg. Section 1.417(e)-1T(d)(4)(ii)) during which the applicable interest rate remains constant shall be the Plan Year immediately succeeding the lookback month.

(5) Special Rule. For purposes of Section 6.4 of the Plan, the Benefit Calculation Date and Date of Distribution shall be the effective date of the applicable Plan amendment, and the Commuted Payment Amount shall be calculated assuming the Participant separated from Service as of such date.